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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported).  June 27, 1997
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                              DIEBOLD, INCORPORATED
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             (Exact name of registrant as specified in its charter)


     Ohio                  1-4879                       34-0183970
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(State or other       (Commission File        (IRS Employer Identification No.)
jurisdiction of           Number)
incorporation)



        5995 Mayfair Road, P.O.Box 3077, North Canton, Ohio 44720-8077
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             (Address of principal executive offices) (zip code)



Registrant's telephone number, including area code:  (330) 489-4000
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5:           OTHER EVENTS.

          On June 27, 1997, InterBold, a seven-year old joint venture between Diebold, Incorporated and International Business Machines Corp. ("IBM") to design and develop automated teller machines (ATMs), announced that it would discontinue its international marketing and distribution agreement with IBM.

          On July 2, 1997, Diebold, Incorporated announced that IBM advised that it exercised an option to sell its 30 percent minority ownership in InterBold to Diebold.

Item 7:     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits

          99.1      Press Release of InterBold dated June 27, 1997.

          99.2      Press Release of Diebold, Incorporated dated July 2, 1997.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DIEBOLD, INCORPORATED



                                        By: /s/ ROBERT W. MAHONEY
                                        --------------------------
                                        Robert W. Mahoney
July 2, 1997                            Chairman of the Board and CEO



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                                  EXHIBIT INDEX
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     EXHIBIT NO.                       EXHIBIT DESCRIPTION
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     99.1             Press Release of InterBold dated June 27, 1997

     99.2             Press Release of Diebold, Incorporated dated July 2, 1997



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